Exhibit 99.2 Announcing the Acquisition of Frontier Community Bank Merger Investor Presentation – January 24, 2024

Forward-Looking Statements Disclosure Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the proposed acquisition (the “Merger”) by National Bankshares, Inc. (“NKSH”) of Frontier Community Bank (“Frontier”), (ii) NKSH’s and Frontier’s plans, obligations, expectations and intentions and (iii) other statements presented herein that are not historical facts. Words such as “anticipates,” “believes,” “intends,” “should,” “expects,” “will,” and variations of similar expressions are intended to identify forward-looking statements. These statements are based on the beliefs of the respective managements of NKSH and Frontier as to the expected outcome of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, and degree of occurrence. Results and outcomes may differ materially from what may be expressed or forecasted in forward-looking statements. Factors that could cause results and outcomes to differ materially include, among others, the ability to obtain required regulatory and shareholder approvals and meet other closing conditions to the transaction; the ability to complete the Merger as expected and within the expected timeframe; disruptions to customer and employee relationships and business operations caused by the Merger; the ability to implement integration plans associated with the Merger, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the Merger within the expected timeframe, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including real estate and other collateral values; deposit flow; the impact of competition from traditional or new sources; and the other factors detailed in NKSH’s publicly filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2022. NKSH and Frontier assume no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this presentation. 2

Additional Information This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities of NKSH or a solicitation of any vote or approval. NKSH will file a Registration Statement on Form S-4 and other documents regarding the proposed Merger with the Securities and Exchange Commission (the “SEC”) to register the shares of NKSH’s common stock to be issued to the shareholders of Frontier. The registration statement will include a proxy statement of Frontier and a prospectus of NKSH. A definitive proxy statement/prospectus will be sent to the shareholders of Frontier in advance of its special meeting of shareholders that will be held to consider the proposed Merger. Before making any voting or investment decision, investors and shareholders are urged to read carefully the proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed transaction because they contain important information about NKSH, Frontier and the proposed transaction. Investors and shareholders of both companies are also urged to carefully review and consider NKSH’s public filings with the SEC, including, but not limited to, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements. Investors and shareholders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, from NKSH at www.nationalbankshares.com under the tab “Financial Reports – SEC Filings” or by directing a request to National Bankshares, Inc., 101 Hubbard Street, Blacksburg, Virginia 24060, Attention: Investor Relations. The information on NKSH’s website is not, and shall not be deemed to be, a part of this presentation or incorporated into filings NKSH makes with the SEC. NKSH, Frontier and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Frontier in connection with the proposed Merger. Information about the directors and executive officers of NKSH and their ownership of NKSH’s common stock is set forth in NKSH’s proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on March 24, 2023. Information about the directors and executive officers of Frontier and their ownership of Frontier’s common stock may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proposed Merger may be obtained by reading the proxy statement/prospectus regarding the Merger transaction when it becomes available. 3

# Frontier Community Bank Overview

## Frontier Footprint



Frontier Branch
VA
Staunton
Waynesboro
Richmond
Lynchburg
Blacksburg

## Market Demographics

**Staunton-Stuarts Draft, VA and Lynchburg, VA MSAs**

| | |
|---|---|
| **Total Population** | **390,123** |
| **Historical Population Growth (2010 - 2023)(1)** | **6.56%** |
| **Projected Population Growth (2023 - 2028)(1)** | **2.59%** |
| **Median HH Income (2023)(1)** | **$65,839** |
| **Projected HH Income Growth (2023 - 2028)(1)** | **11.27%** |

## Financial Highlights

| *($000s)* | **2022Y** | **2023Q1** | **2023Q2** | **2023Q3** |
|---|---|---|---|---|
| **Balance Sheet** | | | | |
| Total Assets | $150,979 | $151,610 | $159,250 | $154,394 |
| Gross Loans HFI | 125,651 | 126,605 | 128,006 | 129,563 |
| Deposits | 130,667 | 123,903 | 133,589 | 128,499 |
| Loans / Deposits | 96.2% | 102.2% | 95.8% | 100.8% |
| NPAs² / Assets | 0.00% | 0.00% | 0.00% | 0.00% |
| Reserves / Loans | 1.03% | 0.96% | 0.85% | 0.84% |
| **Capital Position** | | | | |
| Total Common Equity | $15,099 | $15,316 | $15,378 | $15,390 |
| TCE / TA | 10.00% | 10.10% | 9.66% | 9.97% |
| Leverage Ratio | 10.88% | 10.70% | 10.58% | 10.57% |
| Tier 1 RBC Ratio | 13.65% | 13.63% | 13.63% | 13.63% |
| Total RBC Ratio | 14.74% | 14.66% | 14.55% | 14.53% |
| **Earnings & Profitability** | | | | |
| Net Income | $677 | $138 | $152 | $115 |
| ROAA | 0.46% | 0.36% | 0.39% | 0.29% |
| ROAE | 4.41% | 3.63% | 3.96% | 2.99% |
| Net Interest Margin | 3.02% | 2.87% | 2.69% | 2.78% |
| Efficiency Ratio | 80.4% | 93.1% | 94.5% | 89.1% |

Sources: S&P Capital IQ Pro, Company filings

(1) Weighted average by deposits for Staunton-Stuarts Draft, VA MSA and Lynchburg, VA MSA

(2) Non-performing assets defined as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned

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# Transaction Key Assumptions and Impact

## Transaction Terms

**Structure & Consideration**

- Frontier Community Bank to merge into The National Bank of Blacksburg
- Each share of Frontier common stock to be exchanged for the right to receive either 0.4250 shares of NKSH common stock or $14.48 in cash
- Shareholder elections are subject to adjustment so that at least 90% of Frontier shares are exchanged for NKSH common stock
- Frontier stock options to be cashed out at $14.48[1] less the applicable strike price
- Pro forma ownership of ~93% NKSH / ~7% Frontier[2]

**Transaction Value**

- $13.83 per Frontier Share[3],[4]
- $17.1 million in aggregate transaction value[4]

**Personnel**

- Key Frontier personnel are anticipated to be retained in the pro forma company
- One member of the Frontier Board of Directors will be invited to join the NKSH Board of Directors

**Approvals & Closing**

- Customary regulatory and Frontier shareholder approvals required
- Anticipated closing in Q2 2024

## Expected Financial Impact

| Including Rate Marks | | Excluding Rate Marks[5] | |
|---|---|---|---|
| TBV Acc. / (Dil.) | ~(5.9%) | TBV Acc. / (Dil.) | ~0.4% |
| '25E EPS Acc. | ~20.1% | '25E EPS Acc. | ~8.6% |
| '26E EPS Acc. | ~19.4% | '26E EPS Acc. | ~8.7% |
| TBV Earnback | 2.25 years | TBV Earnback | Accretive |

## Key Assumptions

- 35% cost savings on Frontier's noninterest expense, 75% of cost savings achieved in 2024
- Approximately $4.0M of pre-tax transaction costs
- Total gross credit mark of $2.0M, 50% on purchased credit deteriorated loans
- $1.2M AOCI mark; $10.2M gross loan rate mark; $0.4M mark-up on fixed assets; $0.7M mark on liabilities
- $2.1M core deposit intangible

(1) 47,500 outstanding Frontier common stock options with a weighted average strike price of $8.55
(2) Assumes 10% cash election
(3) Consideration weighted adjusted price per Fronter share; Assumes 10% cash election
(4) Based on NKSH's January 19, 2024 closing price of $32.38 and 1,216,015 Frontier common shares outstanding
(5) Excludes loan and liability fair value marks

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# Pro Forma Overview

## Key Highlights

| Total Assets | Total Loans | Total Deposits |
|---|---|---|
| ~$1.7B | ~$980M | ~$1.6B |

## Pro Forma Branch Map



NKSH Branch (25)(1)
NKSH LPO (3)
Frontier Branch (3)
VA
Staunton
Waynesboro
Charlottesville
Lynchburg
Washington

## Pro Forma Loan Composition(2)



8%
28%
49%
6%
5%
4%
Real Estate Construction
Consumer Real Estate
Commercial Real Estate
Commercial Non-Real Estate
Public Sector & IDA
Consumer Non-Real Estate

## Pro Forma Deposit Composition(2)



20%
52%
12%
16%
Non-Interest Bearing Demand
Interest Bearing Demand
Savings
Time

Sources: S&P Capital IQ Pro
(1) Includes branch under construction in Roanoke, VA
(2) Bank-level loan and deposit data as of September 30, 2023; Excludes purchase accounting adjustments

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# Transaction Rationale

### Strategic

- Expands branch footprint around existing NKSH LPOs
- Deploy our non-lending products across Frontier's current footprint and clientele
- Shared operational philosophy driven by a commitment to clients, community, employees and shareholders

### Markets

- Expands franchise into higher growth **Staunton**, **Waynesboro**, and **Lynchburg** markets
  - **2.59% 5 year projected population growth**[(1)] compared to 2.14% nationally
- Access Frontier's strong community relationships in its markets of operation

### Financial

- Financially compelling transaction with meaningful earnings accretion and manageable TBV dilution
- Maintain exceptional pro forma capitalization
- Provides Frontier shareholders with material dividend accretion and exposure to a public stock

### Risk Profile

- Minimal execution risk expected with continuous cooperation of management teams
- Frontier's pristine credit quality supports National's historically sound credit story
  - Credit review conducted by third-party and examined ~53% of total loan balance

Sources: S&P Capital IQ Pro
(1) Weighted average by deposits for Staunton-Stuarts Draft, VA MSA and Lynchburg, VA MSA

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